UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 4, 2007

                             GLOBAL GOLD CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                     02-69494                13-3025550
         --------                     --------                ----------
 (State or other jurisdiction        (Commission                  (IRS
     of incorporation)             File Number)          Identification No.)


         45 East Putnam Avenue, Greenwich, CT                06830
       ----------------------------------------              -----
       (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (203) 422-2300

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01 Other Events

On December 4, 2007, the Company published an NI 43-101 report "Report on the Madre De Dios Placer Gold Project, Chile" on its website, www.globalgoldcorp.com.


Cautionary note to U.S. investors regarding published NI 43-101 Report: This report has been prepared in accordance with Canadian National Instrument 43-101. The definitions of proven and probable reserves in NI 43-101 reports differ from the definitions in SEC Industry Guide 7. Also, the SEC does not recognize the terms "measured resources and indicated resources" or "inferred resources" which are used in NI 43-101 reports. Although it contains historical data, the published NI 43-101 report does not provide any values for mineral reserves or resources due to insufficient data compiled under the supervision of the report's author. This report is published as a technical report for public disclosure only, not to provide estimates of resource valuation.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             GLOBAL GOLD CORPORATION

                 Dated: December 5, 2007 Global Gold Corporation

                                           By: /s/Van Z. Krikorian
                                               ---------------------
                                         Name: Van Z. Krikorian
                                        Title: Chairman and Chief
                                               Executive Officer